Exhibit 99.3

THIS AGREEMENT, THE OBLIGATIONS SECURED HEREBY AND THE LIENS GRANTED HEREUNDER ARE SUBORDINATED TO THE SENIOR DEBT, THE LIENS OF SENIOR LENDER AND THE RIGHTS AND REMEDIES OF SENIOR LENDER PURSUANT TO THE TERMS OF A SUBORDINATION AGREEMENT.

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) is made as of February 3, 2015, by TSS, INC., INNOVATIVE POWER SYSTEMS, INC., VTC, L.L.C., VORTECH, L.L.C., TOTAL SITE SOLUTIONS AZ, LLC and ALLETAG BUILDERS, INC., jointly and severally (collectively, the “Borrower”), with an address for purposes of this Agreement of 110 E. Old Settlers Road, Round Rock, Texas 78664, Telephone: (512) 310-1000, Fax: (512) 310-1828, in favor of MHW SPV II, LLC (the “Lender”), with an address for the purposes of this Agreement of 150 East 52nd Street, 30th Floor, New York, New York 10022.

IN ORDER TO INDUCE the Lender to enter into the Loan Agreement (as that term is defined below), the Borrower hereby agrees as follows:

1.          Definitions; Interpretation.

       1.1           Definitions. Capitalized terms not otherwise defined in this Agreement (including, without limitation, the header hereto) shall have the meaning set forth or provided for in the Loan Agreement. As used in this Agreement, the term:

“Collateral” means all personal property and fixtures of the Borrower, whether now owned or existing or hereafter acquired or created and wherever situated, including, without limitation, all of the Borrower’s (i) accounts, chattel paper, commercial tort claims, deposit accounts, documents, fixtures, general intangibles, goods, instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas, or other minerals before extraction, whether now owned or existing or hereafter acquired or arising, (ii) insurance policies relating to the foregoing and the right to receive refunds of unearned insurance premiums under those policies, and (iii) cash proceeds and noncash proceeds and products of the foregoing; provided that Collateral shall at no time include any Excluded Property.

“Excluded Property” means (a) any shares of (i) any CFC Holding Company or (ii) of any subsidiary of Borrower or any CFC Holding Company that is a “controlled foreign corporation”; (b) each deposit account of an Borrower that (i) is used for trust, payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of an Borrower’s employees, (ii) solely holds funds not owned by a Borrower that are segregated from such Borrower’s other deposit accounts, or (iii) is a tax withholding account (to the extent maintained by a Borrower exclusively for the purpose of maintaining or holding tax with-holding amounts payable to applicable Governmental Authorities; (c) any rights or interests of a Borrower in any contract, agreement, lease, permit, license, charter or license agreement, as such, if under the terms of such contract, agreement, lease, permit, license, charter or license agreement, or applicable Laws with respect thereto, the grant of a security interest or Lien therein to Lender would constitute or result in a breach, termination or default under such contract, agreement, lease, permit, license, charter or license agreement and such breach, termination or default has not been or is not waived or the consent of the other party to such contract, agreement, lease, permit, license, charter or license agreement has not been or is not otherwise obtained or under applicable Laws such prohibition cannot be waived; provided, that, the foregoing exclusion shall in no way be construed (i) to apply if any such prohibition is unenforceable under Sections 9-406, 9-407 or 9-408 of the Uniform Commercial Code or other applicable Laws or (ii) so as to limit, impair or otherwise affect Lender’s unconditional continuing security interests in and Liens upon any rights or interests of an Borrower in or to monies due or to become due under or any other proceeds of any such contract, lease, permit, license, charter or license agreement; (d) any United States intent-to-use trademark applications of a Borrower to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law; (e) any interest of any Borrower in real property; and (f) any assets as to which the Lender and Borrower agree, after consultation, that the cost of obtaining a security interest therein is excessive in view of the benefits to be obtained therefrom by the holders of the Obligations.

“Loan Agreement” means that certain Loan Agreement dated on or about the date of this Agreement, among the Lender and the Borrower, as amended, restated, modified, substituted, extended and renewed from time to time.

“Permitted Liens” means (a) Liens for taxes that are not delinquent or that are being contested in good faith by appropriate proceedings; (b) deposits or pledges to secure obligations under workers’ compensation, social security or similar Laws, or under unemployment insurance; (c) Liens securing the Obligations and any other Liens in favor of Lender; (d) judgment Liens to the extent the entry of such judgment does not constitute a material adverse effect with respect to the Borrower; (e) Liens arising from the filing of Uniform Commercial Code financing statements relating solely to leases; (f) purchase money security interests securing Purchase Money Debt; (g) Liens in favor of a Senior Lender; (h) deposits to secure the performance of bids, trade contracts and leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business, (i) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person; (j) statutory, common law and contractual Liens of landlords and Liens of carriers, warehousemen, commissions merchants, consignees, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business; (k) leases, subleases, licenses or sublicenses granted to others in the ordinary course of business; (l) purported Liens evidenced by the filing of precautionary Uniform Commercial Code financing statements relating solely to operating leases of personal property; (m) rights and interests of licensors under licenses of intellectual property rights to the Borrower; (n) rights of setoff upon deposits of cash in favor of banks or other depository institutions; (o) Liens of a collection bank arising under Section 4-210 of any Uniform Commercial Code on items in the course of collection; (p) any Liens that are junior in priority to the Lender’s Liens; (q) such Liens, if any, as are set forth in the public records as of the date of this Agreement, and any modification, renewal or extension of such Liens in connection with the refinancing or modification of the indebtedness secured thereby and any Lien granted as a replacement or substitute thereof in connection with a modification or refinancing of the indebtedness secured thereby; and (r) Permitted Pari Passu Liens.

1.2           Interpretation. The Recitals accurately state the facts, circumstances and intentions of the parties and are hereby incorporated in this Agreement by this reference and made a part hereof. The headings in this Agreement are included in this Agreement for convenience only, shall not constitute a part of this Agreement for any other purpose, and shall not be deemed to affect the meaning or construction of any of the provisions hereof. As used in this Agreement, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require. All terms used in this Agreement that are defined by the Maryland Uniform Commercial Code shall have the same meanings as assigned to them by the Maryland Uniform Commercial Code unless and to the extent varied by this Agreement. References to any one or more of the Loan Documents include the same as amended, restated, modified, substituted, extended and renewed from time to time.

2.          Grant of Security Interest. The Borrower hereby grants to the Lender a security interest in all of the Collateral as security for the Obligations (other than any obligations or liabilities of Borrower to Lender under or with respect to the Warrant).

3.          Representations and Warranties. The Borrower represents and warrants to the Lender on the date of this Agreement, and shall be deemed to represent and warrant to the Lender at the time each request for an advance under the Loans is submitted and again at the time any advance is made under the Loans, as follows:

       3.1           The representations and warranties contained in the Loan Agreement are true and correct in all material respects, except for such representations or warranties the relate solely to a prior date.

       3.2           The Borrower has good title to the Collateral and the Collateral is free and clear of all Liens, except Permitted Liens.

       3.3           The Lender has a valid Lien in all of the Collateral, subject to Permitted Liens.

4.          Covenants and Warranties.

       4.1           The Borrower will store and protect Collateral in a manner appropriate for the respective types of Collateral and will take all reasonable steps necessary to preserve and maintain the Collateral.

       4.2           The Collateral shall be free and clear of all Liens, except Permitted Liens.

       4.3           The Borrower will maintain hazard insurance with fire and extended coverage and naming the Lender as an additional insured with loss payable to the Lender (subject to holders of other Permitted Liens) as its interest may appear on the on the goods included among the Collateral in an amount determined by the Borrower in its reasonable business judgment.

5.          Remedies Upon an Event of Default. Upon the occurrence and during the continuance of an Event of Default:

       5.1           The Lender may, in the exercise of its sole and absolute discretion, declare all or any part of the Obligations to be immediately due and payable. The Lender shall have all of the rights and remedies of a secured party under the Uniform Commercial Code and other applicable Laws. If the sale or other disposition of the Collateral fails to satisfy all of the Obligations, the Borrower shall remain liable to Lender for any deficiency.

       5.2           The Lender or its agents may enter upon and remain on the Borrower’s premises to take possession of the Collateral, to remove it, to render it unusable, to collect it, or to sell or otherwise dispose of it and to take any other action permitted to be taken under this Agreement or under applicable Laws.

      5.3           Any proceeds of the collection, the sale or other disposition of the Collateral will be applied by the Lender to the Obligations, at such time or times and in such order and manner of application as the Lender may from time to time in its sole and absolute discretion determine.

6.          Other Provisions.

      6.1           This Agreement is one of the Loan Documents. The parties agree that the Lender, with respect to this Agreement, shall have the benefit of the provisions of the Loan Agreement that apply to Loan Documents.

       6.2           In case one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any Laws, the validity, legality and enforceability of the remaining provisions contained herein shall remain effective and binding on the parties hereto and shall not be affected or impaired thereby.

       6.3           This Agreement shall be binding upon and inure to the benefit of the Borrower and Lender and their respective successors and assigns.

       6.4           This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the Laws of the State of Maryland.

       6.5           All notices, requests or demands which any party is required or may desire to give to any other party under any provision of this Agreement shall be given in the manner provided in the Loan Agreement for the giving of notices.

       6.6           This Agreement may be executed in any number of duplicate originals or counterparts (with any appropriate completions for the respective parties), each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same agreement. Each party to this Agreement agrees that the respective signatures of the parties may be delivered by fax or .pdf and that the parties may rely on a signature so delivered as an original. Any party who chooses to deliver its signature in such manner agrees to provide promptly to the other parties a copy of this Agreement with its inked signature, but the party's failure to deliver a copy of this Agreement with its inked signature shall not affect the validity, enforceability and binding effect of this Agreement.

       6.7           THE BORROWER AND THE LENDER, BY ITS ACCEPTANCE HEREOF, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWER AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS AGREEMENT AND/OR ANY OF THE OTHER LOAN DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, WILLINGLY, AND VOLUNTARILY MADE BY THE BORROWER AND THE LENDER, AND EACH HEREBY REPRESENTS TO THE OTHER THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. EACH OF THE BORROWER AND THE LENDER HEREBY FURTHER REPRESENT TO THE OTHER THAT IT HAS HAD THE OPPORTUNITY TO BE REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

[Signatures Follow on Next Page]

SIGNATURE PAGE TO SECURITY AGREEMENT

IN WITNESS WHEREOF, the Borrower has caused this Agreement to be executed and delivered by its duly authorized representatives as of the day and year first above written.

BORROWER:

TSS, INC.

By:	/s/ Anthony Angelini
Name: Anthony Angelini
Title: Chief Executive Officer and President

INNOVATIVE POWER SYSTEMS, INC.

By:	/s/ Anthony Angelini
Name: Anthony Angelini
Title: President

VTC, L.L.C.

By:	/s/ Anthony Angelini
Name: Anthony Angelini
Title: Chief Executive Officer

VORTECH, L.L.C.

By:	/s/ Anthony Angelini
Name: Anthony Angelini
Title: Chairman

TOTAL SITE SOLUTIONS AZ, LLC

By:	/s/ Anthony Angelini
Name: Anthony Angelini
Title: Manager

ALLETAG BUILDERS, INC.

By:	/s/ Anthony Angelini
Name: Anthony Angelini
Title: President